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                                                                   EXHIBIT 10.16

                         REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of December 16, 1998 is entered into by and between Inspire Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and Santen Pharmaceutical Co., Ltd., a Japan corporation ("Santen").

          WHEREAS, the Company and Santen have entered into a Series D Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement"); and

          WHEREAS, the Company and Santen desire to provide for certain arrangements with respect to the registration of shares of capital stock of the Company under the Securities Act of 1933;

          NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

          1.  Certain Definitions.  As used in this Agreement, the following
              -------------------
terms shall have the following respective meanings:

               "Commission" means the Securities and Exchange Commission, or any
                ----------
other Federal agency at the time administering the Securities Act.

               "Common Stock" means the common stock, $.001 par value per share,
                ------------
of the Company.

               "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

               "Prior Registration Rights Agreements" means (i) the Investors'
                ------------------------------------
Rights Agreement, dated as of April 8, 1997, by and among the Company and the Investors named therein, as amended by Amendment No.1 to Series B Convertible Preferred Stock Purchase Agreement and Second Amended and Restated Stockholders' Agreement effective as of June 30, 1997, and as further amended by Amendment No. 2 to Series B Convertible Preferred Stock Purchase Agreement and Second Amended and Restated Stockholders' Agreement effective as of September 9, 1997, as may be further amended from time to time, and (ii) the Registration Rights Agreement, dated September 10, 1998, by and between the Company and Kissei Pharmaceuticals Co., Ltd., as may be amended from time to time.

               "Registrable Shares" means (i) the shares of Common Stock issued
                ------------------
or issuable upon conversion of the Shares, and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares of Common Stock referred to in clause (i); provided, however, that shares of Common Stock which are Registrable
            --------  -------
Shares shall cease to be Registrable Shares (x) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act, or (y) upon any sale in any manner to a person or entity which, by virtue of Section
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12 of this Agreement, is not entitled to the rights provided by this Agreement.
Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Shares even if such conversion has not yet been effected.

               "Registration Expenses" means the expenses described in
                ---------------------
Section 4.

               "Registration Statement" means a registration statement filed by
                ----------------------
the Company with the Commission for a public offering and sale of Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

               "Securities Act" means the Securities Act of 1933, as amended, or
                --------------
any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

               "Selling Stockholders" means all stockholders who desire to sell
                --------------------
shares of stock pursuant to registration rights granted under (i) this Agreement and (ii) the Prior Registration Rights Agreements.

               "Shares" means (i) the "Shares," as such term is defined in
                ------
Section 1.1(b) of the Purchase Agreement, and (ii) any other shares of Common Stock, whether issued or merely issuable, with respect to which rights have been granted under this Agreement that are held by any Stockholder.

               "Stockholder" means each Santen and any other person granted
                -----------
rights under this Agreement by the Company, and any persons or entities to whom the rights granted under this Agreement are transferred by a Stockholder, its successors or assigns pursuant to Section 12 hereof.

          2.   Incidental Registration.
               -----------------------

               a. Whenever the Company proposes to file a Registration Statement at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders of its intention to do so and, upon the written request of a Stockholder or Stockholders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided, however, that the Company shall have
                                  --------  -------
the right to postpone or withdraw any registration effected pursuant to this
Section 2 without obligation to any Stockholder.

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          b.   In connection with any registration under this Section 2
involving an underwriting, the Company shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (provided that such terms must be consistent with this Agreement). If in the opinion of the managing underwriter it is appropriate because of marketing factors to limit the number of Registrable Shares and other shares of Common Stock of the Company (including shares of Common Stock issued or issuable upon conversion of shares of any currently unissued series of preferred stock of the Company) (the "Other Shares") with registration rights granted pursuant to the Prior Registration Rights Agreement to be included in the offering, then the Company shall be required to include in the registration only that number of Registrable Shares and Other Shares, if any, which the managing underwriter believes should be included therein; provided, however, that no persons or entities other than the Company, the
--------  -------
Stockholders and persons or entities holding registration rights shall be permitted to include securities in the offering. If the number of Registrable Shares and Other Shares to be included in the offering in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares and Other Shares have requested to be included, then the number of Registrable Shares and Other Shares to be included in the registration statement by holders of Registrable Securities and holders of Other Shares shall be reduced by excluding first up to all of the Registrable Shares; any further reduction shall be among the holders of Other Shares pursuant to the provisions of the respective Prior Registration Rights Agreements. If any holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata based upon their total ownership of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereinto).

     3.   Registration Procedures.  If and whenever the Company is required by
          -----------------------
the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

          a. file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;

          b. as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or 120 days after the effective date thereof;

          c. as expeditiously as possible furnish to each selling Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may

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reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder; and

          d. as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Stockholder; provided, however, that the Company shall not be
                            --------  -------
required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

     If the Company has delivered preliminary or final prospectuses to the selling Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders and, if requested, the selling Stockholders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the selling Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholders shall be free to resume making offers of the Registrable Shares.

     4.   Allocation of Expenses.  The Company will pay all Registration
          ----------------------
Expenses of all registrations under this Agreement.  For purposes of this
Section 4, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the fees and expenses of one counsel selected by the Selling Stockholders pursuant to the provisions of the respective Prior Registration Rights Agreements and this Agreement to represent all Selling Stockholders (which shall be the counsel selected by the Selling Stockholders who are parties to the Prior Registration Rights Agreements, unless no such Selling Stockholders are participating in the subject registration, in which event the holders of the Registrable Securities shall select such counsel), state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of Selling Stockholders' own counsel (other than the counsel selected to represent all Selling Stockholders).

     5.   Indemnification and Contribution.
          --------------------------------

          a. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities

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(or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in
                     --------  -------
any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

          b. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such Stockholders
            --------  -------
hereunder shall be limited to an amount equal to the proceeds to each Stockholder of Registrable Shares sold in connection with such registration.

          c. Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the
                                --------  -------
Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any
                             --------  -------

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Indemnified Party to give notice as provided herein shall not relieve the
Indemnifying Party of its obligations under this Section 5. The Indemnified Party may participate in such defense at such party's expense; and provided,
                                                                   --------
still further, that the Indemnifying Party shall pay such expense if
-------------
representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

          d. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this
Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Stockholder or any such controlling person in circumstances for which indemnification is provided under this Section 5; then, in each such case, the Company and such Stockholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be
         --------  -------
required to contribute any amount in excess of the proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

     6.   Information by Holder.  Each Stockholder including Registrable Shares
          ---------------------
in any registration shall furnish to the Company such information regarding such Stockholder and the distribution proposed by such Stockholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     7.   "Stand-Off" Agreement.  Each Stockholder, if requested by the Company
           --------------------
and the managing underwriter of an offering by the Company of Common Stock or other securities of the Company pursuant to a Registration Statement, shall agree not to sell publicly or otherwise transfer

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or dispose of any Registrable Shares or other securities of the Company held by such Stockholder for a specified period of time (not to exceed 180 days) following the effective date of such Registration Statement; provided, however,
                                                             --------  -------
that:

          a. such agreement shall only apply to the first Registration Statement covering Common Stock to be sold on its behalf to the public in an underwritten offering; and

          b. all Stockholders holding not less than the number of shares of Common Stock held by such Stockholder (including shares of Common Stock issuable upon the conversion of Shares, or other convertible securities, or upon the exercise of options, warrants or rights) and all officers and directors of the Company enter into similar agreements.

     8.   Rule 144 Requirements.  After the earliest of (i) the closing of the
          ---------------------
sale of securities of the Company pursuant to a Registration Statement, (ii) the registration by the Company of a class of securities under Section 12 of the Exchange Act, or (iii) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

          a. comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

          b. use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

          c. furnish to any holder of Registrable Shares upon request (i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

          9.   Mergers, Etc.  The Company shall not, directly or indirectly,
               ------------
enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Shares" shall be deemed to be references to the securities which the Stockholders would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation or reorganization; provided, however, that the provisions of this Section 9 shall
                --------  -------
not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if all Stockholders are entitled to receive in exchange for their Registrable Shares consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities

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Act, or (iii) securities of the acquiring corporation which the acquiring corporation has agreed to register within 90 days of completion of the transaction for resale to the public pursuant to the Securities Act.

     10.  Additional Registration Rights.  The Company, at its discretion, may
          ------------------------------
grant registration rights, pari passu with the rights granted in Section 2, to
                           ----------
persons who become holders of Common Stock or other securities convertible into Common Stock subsequent to the date of this Agreement by causing such holders to execute a copy of this Agreement, and shall not be obligated to seek or obtain the consent of the Stockholders in order to do so.

     11.  Termination.  All of the Company's obligations to register Registrable
          -----------
Shares under this Agreement shall terminate five (5) years after the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation to the public.

     12.  Transfers of Rights.  This Agreement, and the rights and obligations
          -------------------
of any Stockholder hereunder, may be assigned by such Stockholder to any person or entity to which Shares are transferred by such Stockholder, and such transferee shall be deemed a "Stockholder" for purposes of this Agreement; provided, however, that the transferee provides written notice of such
--------  -------
assignment to the Company.

     13.  General.
          -------

          a. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

               If to the Company, at Inspire Pharmaceuticals, Inc., 4222 Emperor Boulevard, Suite 470, Durham, North Carolina 27703, USA, Attention: Christy Shaffer, Ph.D., or at such other address or addresses as may have been furnished in writing by the Company to the Stockholders;

               If to Santen, at 3-9-19 Shimoshinjo, Higashiyodogawa-ku, Osaka, 533-8651, JAPAN, Attention: Ichiro Otokozawa, General Manager, Business Development Department, or at such other address or addresses as may have been furnished in writing by Santen to the Company; or

               If to any other Stockholder, to the most recent address appearing on the records of the Company for such Stockholder.

Notices provided in accordance with this Section 13(a) shall be deemed delivered upon personal delivery or two business days after deposit in the mail.

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          b.   This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter, which shall be of no further force or effect.

          c. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least 50% of the Registrable Shares; provided,
                                                                       --------
however, that this Agreement may be amended with the consent of the holders of
-------
less than all Registrable Shares only in a manner which affects all Registrable Shares in the same fashion. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

          d. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

          e. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          f. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

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          Executed as of the date first written above.


                                       INSPIRE PHARMACEUTICALS, INC.


                                       By: /s/ David J. Drutz
                                          ---------------------------
                                          David J. Drutz, M.D.
                                          Vice Chairman

                                       SANTEN PHARMACEUTICAL CO., LTD.


                                       By: /s/ Takakazu Morita
                                           ---------------------------
                                           Takakazu Morita
                                           Chief Executive Officer and President

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